UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2009

______________________________

KBR, INC.

(Exact name of registrant as specified in its charter)

                                                        Delaware                                          1-33146                                      20-4536774
                                             (State or other jurisdiction                (Commission File Number)                      (IRS Employer
                                                     of incorporation)                                                                                     Identification No.)

601 Jefferson Street
Suite 3400

Houston, Texas 77002
(Address of principal executive offices)

Registrant’s telephone number, including area code: (713) 753-3011

______________________________

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.     Results of Operations and Financial Conditions.

On July 30, 2009, KBR, Inc. issued a press release entitled, “KBR Announces Second Quarter 2009 Results.” The full text of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01     Financial Statements and Exhibits.

(d)	Exhibits.

99.1     KBR, Inc. press release dated July 30, 2009 entitled, “KBR Announces Second Quarter 2009 Results.”
SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBR, INC.

Date: July 30, 2009	By:	/s/ Jeffrey B. King
Jeffrey B. King Vice President, Public Law